UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest event reported): October 5, 2010

EPOCH HOLDING CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-9728	20-1938886
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

640 Fifth Avenue, New York, NY	10019
Address of principal executive offices	Zip Code

Registrant's telephone number, including area code: (212) 303-7200

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 5, 2010, Epoch Holding Corporation (the "Company") announced the transition of J. Philip Clark from Executive Vice President and Head of Client Relations to a Senior Advisor at the firm, effective at the end of 2010.

Item 8.01. Other Events

On October 5, 2010, the Company announced that its Assets Under Management were approximately $12.8 billion as of September 30, 2010, an increase of 13% from $11.3 billion as of June 30, 2010.  The Company also announced several new additions to its investment management and client relations teams.

A copy of the press release issued by the Company is attached as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.

99.1     Press Release dated October 5, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EPOCH HOLDING CORPORATION

By:	/s/ Adam Borak
Name: Adam Borak
Title: Chief Financial Officer

Date: October 5, 2010